SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 Current Report

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934
                          Date of Report:  May 10, 2001

                         Inform Worldwide Holdings, Inc.
             (Exact name of registrant as specified in its charter)


          Colorado                    841425882                  000-29994

(State or other jurisdiction)    (Commission File Number)     (IRS  Employer
of incorporation of organization                          Identification Number)

            10333 E. Dry Creek Road, Suite 270, Englewood, CO  80112
                         (Business address and zip code)

                                 (313) 662-0900
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report.)



Item  6.   Resignation  of  Registrant's  Directors

Effective May 8, 2001, Mr. John Herbers resigned from the Company's board of directors. There was no disagreement between Mr. Herbers and the Company on any matter relating to the Company's operations, policies or practices.



May  10,  2001

                                             Inform  Worldwide  Holdings,  Inc.
                                             (Registrant)


                                             /s/  Larry  Arnold
                                             -----------------------------------
                                             By: Larry G. Arnold, CEO & Chairman
                                             Englewood,  Colorado


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